Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2016

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Operating Income Statements	27
Eliminations
Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

First Quarter 2016

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2016

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1,468	$1,518	$1,465	$1,499	$1,386	$1,468	$1,386	$(82)	(6)%	$(82)	(6)%	$(113)	(8)%
Distribution fees	466	472	451	458	435	466	435	(31)	(7)%	(31)	(7)%	(23)	(5)%
Net investment income	484	423	321	460	331	484	331	(153)	(32)%	(153)	(32)%	(129)	(28)%
Premiums	353	368	360	374	368	353	368	15	4%	15	4%	(6)	(2)%
Other revenues	289	354	296	321	254	289	254	(35)	(12)%	(35)	(12)%	(67)	(21)%
Total revenues	3,060	3,135	2,893	3,112	2,774	3,060	2,774	(286)	(9)%	(286)	(9)%	(338)	(11)%
Banking and deposit interest expense	7	7	7	9	9	7	9	2	29%	2	29%	—	—
Total net revenues	3,053	3,128	2,886	3,103	2,765	3,053	2,765	(288)	(9)%	(288)	(9)%	(338)	(11)%

Expenses
Distribution expenses	819	835	806	816	770	819	770	(49)	(6)%	(49)	(6)%	(46)	(6)%
Interest credited to fixed accounts	172	160	171	165	146	172	146	(26)	(15)%	(26)	(15)%	(19)	(12)%
Benefits, claims, losses and settlement expenses	533	543	471	714	482	533	482	(51)	(10)%	(51)	(10)%	(232)	(32)%
Amortization of deferred acquisition costs	75	94	133	52	110	75	110	35	47%	35	47%	58	#
Interest and debt expense	84	89	98	116	55	84	55	(29)	(35)%	(29)	(35)%	(61)	(53)%
General and administrative expense	752	792	744	794	727	752	727	(25)	(3)%	(25)	(3)%	(67)	(8)%
Total expenses	2,435	2,513	2,423	2,657	2,290	2,435	2,290	(145)	(6)%	(145)	(6)%	(367)	(14)%

Pretax income	618	615	463	446	475	618	475	(143)	(23)%	(143)	(23)%	29	7%
Income tax provision	139	139	111	66	111	139	111	(28)	(20)%	(28)	(20)%	45	68%
Net income	479	476	352	380	364	479	364	(115)	(24)%	(115)	(24)%	(16)	(4)%
Less: Net income (loss) attributable to noncontrolling interests	86	61	(45)	23	—	86	—	(86)	#	(86)	#	(23)	#
Net income attributable to Ameriprise Financial	$393	$415	$397	$357	$364	$393	$364	$(29)	(7)%	$(29)	(7)%	$7	2%

Net Investment Income
Investment income on fixed maturities	$354	$355	$346	$348	$343	$354	$343	$(11)	(3)%	$(11)	(3)%	$(5)	(1)%
Realized investment gains (losses)	10	5	(10)	(1)	(16)	10	(16)	(26)	#	(26)	#	(15)	#
Affordable housing	(8)	(10)	(7)	7	(7)	(8)	(7)	1	13%	1	13%	(14)	#
Other (including seed money)	23	19	(10)	36	(17)	23	(17)	(40)	#	(40)	#	(53)	#
Consolidated investment entities	105	54	2	70	28	105	28	(77)	(73)%	(77)	(73)%	(42)	(60)%
Total net investment income	$484	$423	$321	$460	$331	$484	$331	$(153)	(32)%	$(153)	(32)%	$(129)	(28)%

Earnings Per Share
Basic earnings per share	$2.11	$2.26	$2.20	$2.02	$2.11	$2.11	$2.11	$—	—	$—	—	$0.09	4%
Earnings per diluted share	$2.08	$2.23	$2.17	$2.00	$2.09	$2.08	$2.09	$0.01	—	$0.01	—	$0.09	4%
Earnings per diluted share growth	3.5%	16.8%	—	(10.3)%	0.5%	3.5%	0.5%	(3.0)%		(3.0)%		10.8%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	186.3	183.8	180.4	176.6	172.6	186.3	172.6	(13.7)	(7)%	(13.7)	(7)%	(4.0)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.8	2.6	2.3	2.3	1.8	2.8	1.8	(1.0)	(36)%	(1.0)	(36)%	(0.5)	(22)%
Diluted weighted average common shares outstanding	189.1	186.4	182.7	178.9	174.4	189.1	174.4	(14.7)	(8)%	(14.7)	(8)%	(4.5)	(3)%

Metrics
Net revenue growth	1.9%	1.8%	(7.2)%	0.5%	(9.4)%	1.9%	(9.4)%	(11.3)%		(11.3)%		(9.9)%
Pretax income margin	20.2%	19.7%	16.0%	14.4%	17.2%	20.2%	17.2%	(3.0)%		(3.0)%		2.8%
Effective tax rate	22.5%	22.6%	24.1%	14.8%	23.3%	22.5%	23.3%	0.8%		0.8%		8.5%
Effective tax rate excluding noncontrolling interests (1)	26.1%	25.1%	21.9%	15.6%	23.3%	26.1%	23.3%	(2.8)%		(2.8)%		7.7%

Ameriprise Financial shareholders’ equity / outstanding shares (2)	$44.27	$43.25	$42.76	$41.33	$41.65	$44.27	$41.65	$(2.62)	(6)%	$(2.62)	(6)%	$0.32	1%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (1)(3)	$40.47	$40.50	$40.18	$39.89	$39.05	$40.47	$39.05	$(1.42)	(4)%	$(1.42)	(4)%	$(0.84)	(2)%

(1)        See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)        Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)        Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

#  Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$3,053	$3,128	$2,886	$3,103	$2,765	$3,053	$2,765	$(288)	(9)%	$(288)	(9)%	$(338)	(11)%
Less revenues attributable to the CIEs	149	141	43	113	24	149	24	(125)	(84)%	(125)	(84)%	(89)	(79)%
Less net realized investment gains (losses) (1)	10	5	(10)	(1)	(16)	10	(16)	(26)	#	(26)	#	(15)	#
Less market impact on indexed universal life benefits (1)	(4)	—	9	2	9	(4)	9	13	#	13	#	7	#
Less market impact of hedges on investments	—	(1)	(31)	11	(40)	—	(40)	(40)	—	(40)	—	(51)	#
Operating total net revenues (2)	$2,898	$2,983	$2,875	$2,978	$2,788	$2,898	$2,788	$(110)	(4)%	$(110)	(4)%	$(190)	(6)%

Earnings
Net income attributable to Ameriprise Financial	$393	$415	$397	$357	$364	$393	$364	$(29)	(7)%	$(29)	(7)%	$7	2%
Less Net income (loss) attributable to the CIEs	—	—	—	—	(1)	—	(1)	(1)	—	(1)	—	(1)	—
Integration/restructuring charges, net of tax (3)	—	1	2	—	—	—	—	—	—	—	—	—	—
Market impact on variable annuity guaranteed benefits, net of tax (1)(3)	22	23	3	91	(11)	22	(11)	(33)	#	(33)	#	(102)	#
Market impact on indexed universal life benefits, net of tax (1)(3)	4	(3)	—	—	(12)	4	(12)	(16)	#	(16)	#	(12)	—
Market impact of hedges on investments, net of tax (3)	—	1	20	(7)	26	—	26	26	—	26	—	33	#
Less net realized investment gains (losses), net of tax (1)(3)	7	3	(7)	—	(10)	7	(10)	(17)	#	(17)	#	(10)	—
Operating earnings (2)	$412	$434	$429	$441	$378	$412	$378	$(34)	(8)%	$(34)	(8)%	$(63)	(14)%

Pretax Earnings
Pretax income	$618	$615	$463	$446	$475	$618	$475	$(143)	(23)%	$(143)	(23)%	$29	7%
Less Pretax income (loss) attributable to the CIEs	86	61	(45)	23	(2)	86	(2)	(88)	#	(88)	#	(25)	#
Integration/restructuring charges	—	1	3	1	—	—	—	—	—	—	—	(1)	#
Market impact on variable annuity guaranteed benefits (1)	34	36	5	139	(17)	34	(17)	(51)	#	(51)	#	(156)	#
Market impact on indexed universal life benefits (1)	6	(5)	1	(1)	(19)	6	(19)	(25)	#	(25)	#	(18)	#
Market impact of hedges on investments	—	1	31	(11)	40	—	40	40	—	40	—	51	#
Less net realized investment gains (losses) (1)	10	5	(10)	(1)	(16)	10	(16)	(26)	#	(26)	#	(15)	#
Pretax operating earnings (2)	$562	$582	$558	$552	$497	$562	$497	$(65)	(12)%	$(65)	(12)%	$(55)	(10)%

Pretax Operating Margin (2)(4)	19.4%	19.5%	19.4%	18.5%	17.8%	19.4%	17.8%	(1.6)%		(1.6)%		(0.7)%

Operating Effective Tax Rate (2)(5)	26.7%	25.4%	23.1%	20.1%	23.9%	26.7%	23.9%	(2.8)%		(2.8)%		3.8%

Weighted Average Common Shares Outstanding
Basic	186.3	183.8	180.4	176.6	172.6	186.3	172.6	(13.7)	(7)%	(13.7)	(7)%	(4.0)	(2)%
Diluted	189.1	186.4	182.7	178.9	174.4	189.1	174.4	(14.7)	(8)%	(14.7)	(8)%	(4.5)	(3)%

Operating Earnings Per Share (2)
Basic operating earnings per share	$2.21	$2.36	$2.38	$2.50	$2.19	$2.21	$2.19	$(0.02)	(1)%	$(0.02)	(1)%	$(0.31)	(12)%
Operating earnings per diluted share	$2.18	$2.33	$2.35	$2.47	$2.17	$2.18	$2.17	$(0.01)	—	$(0.01)	—	$(0.30)	(12)%

Return on Equity
Return on equity excluding AOCI (2)(5)	21.5%	22.1%	22.0%	21.4%	21.5%	21.5%	21.5%	—		—		0.1%
Operating return on equity excluding AOCI (2)(5)	23.1%	23.5%	24.0%	24.3%	24.2%	23.1%	24.2%	1.1%		1.1%		(0.1)%

(1)        Operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable:  hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)        See non-GAAP financial information on pg 33.

(3)        Calculated using the statutory tax rate of 35%.

(4)        Defined as pretax operating earnings as a percentage of operating total net revenues.

(5)        Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$42.84	$41.91	$41.86	$40.58	$41.64	$42.84	$41.64	$(1.20)	(3)%	$(1.20)	(3)%	$1.06	3%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.96	$39.09	$39.20	$39.10	$39.05	$38.96	$39.05	$0.09	—	$0.09	—	$(0.05)	—

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	3.1%	2.3%	(0.8)%	0.4%	(3.8)%	3.1%	(3.8)%	(6.9)%		(6.9)%		(4.2)%
Operating earnings per diluted share growth: Target 12 - 15%	6.9%	12.0%	11.9%	7.4%	(0.5)%	6.9%	(0.5)%	(7.4)%		(7.4)%		(7.9)%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	23.1%	23.5%	24.0%	24.3%	24.2%	23.1%	24.2%	1.1%		1.1%		(0.1)%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.1%	27.8%	28.2%	27.2%	27.4%	27.1%	27.4%	0.3%		0.3%		0.2%

Goodwill and Intangible Assets	$1,982	$1,997	$1,982	$1,981	$1,965	$1,982	$1,965	$(17)	(1)%	$(17)	(1)%	$(16)	(1)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$179,361	$181,127	$173,000	$179,574	$182,276	$179,361	$182,276	$2,915	2%	$2,915	2%	$2,702	2%
Asset Management AUM	506,310	503,093	471,078	471,888	464,059	506,310	464,059	(42,251)	(8)%	(42,251)	(8)%	(7,829)	(2)%
Corporate AUM	756	723	693	670	372	756	372	(384)	(51)%	(384)	(51)%	(298)	(44)%
Eliminations	(22,489)	(23,255)	(22,200)	(23,074)	(23,087)	(22,489)	(23,087)	(598)	(3)%	(598)	(3)%	(13)	—
Total Assets Under Management	663,938	661,688	622,571	629,058	623,620	663,938	623,620	(40,318)	(6)%	(40,318)	(6)%	(5,438)	(1)%
Total Assets Under Administration	150,836	149,385	143,183	147,677	149,113	150,836	149,113	(1,723)	(1)%	(1,723)	(1)%	1,436	1%
Total AUM and AUA	$814,774	$811,073	$765,754	$776,735	$772,733	$814,774	$772,733	$(42,041)	(5)%	$(42,041)	(5)%	$(4,002)	(1)%

Business Metrics
Total Ameriprise client assets	$452,969	$453,336	$433,458	$447,120	$451,417	$452,969	$451,417	$(1,552)	—	$(1,552)	—	$4,297	1%
Total branded financial advisors	9,691	9,721	9,814	9,789	9,766	9,691	9,766	75	1%	75	1%	(23)	—

Net Flows and Net Deposits
Branded advisor wrap	$2,802	$3,278	$2,980	$2,093	$1,829	$2,802	$1,829	$(973)	(35)%	$(973)	(35)%	$(264)	(13)%
Asset Management	(5,821)	(1,959)	(7,371)	(692)	(7,465)	(5,821)	(7,465)	(1,644)	(28)%	(1,644)	(28)%	(6,773)	#
Annuities	(950)	(901)	(634)	(541)	(560)	(950)	(560)	390	41%	390	41%	(19)	(4)%
Variable universal life / Universal life	(48)	(44)	(46)	(19)	(48)	(48)	(48)	—	—	—	—	(29)	#

S&P 500
Daily average	2,064	2,102	2,027	2,052	1,952	2,064	1,952	(112)	(5)%	(112)	(5)%	(100)	(5)%
Period end	2,068	2,063	1,920	2,044	2,060	2,068	2,060	(8)	—	(8)	—	16	1%

Weighted Equity Index (WEI) (4)
Daily average	1,551	1,591	1,523	1,519	1,428	1,551	1,428	(123)	(8)%	(123)	(8)%	(91)	(6)%
Period end	1,567	1,559	1,430	1,507	1,506	1,567	1,506	(61)	(4)%	(61)	(4)%	(1)	—

(1)        See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)        Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)        Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)        Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	183.1	181.8	178.7	175.0	171.0	183.1	171.0	(12.1)	(7)%	(12.1)	(7)%	(4.0)	(2)%
Repurchases	(2.6)	(3.4)	(3.8)	(4.1)	(5.1)	(2.6)	(5.1)	(2.5)	(96)%	(2.5)	(96)%	(1.0)	(24)%
Issuances	2.0	0.4	0.2	0.1	1.1	2.0	1.1	(0.9)	(45)%	(0.9)	(45)%	1.0	#
Other	(0.7)	(0.1)	(0.1)	—	(0.2)	(0.7)	(0.2)	0.5	71%	0.5	71%	(0.2)	—
Total common shares outstanding	181.8	178.7	175.0	171.0	166.8	181.8	166.8	(15.0)	(8)%	(15.0)	(8)%	(4.2)	(2)%
Restricted stock units	3.3	3.4	3.4	3.6	3.5	3.3	3.5	0.2	6%	0.2	6%	(0.1)	(3)%
Total basic common shares outstanding	185.1	182.1	178.4	174.6	170.3	185.1	170.3	(14.8)	(8)%	(14.8)	(8)%	(4.3)	(2)%
Total potentially dilutive shares	2.7	2.5	2.2	2.2	1.7	2.7	1.7	(1.0)	(37)%	(1.0)	(37)%	(0.5)	(23)%
Total diluted shares	187.8	184.6	180.6	176.8	172.0	187.8	172.0	(15.8)	(8)%	(15.8)	(8)%	(4.8)	(3)%

Capital Returned to Shareholders
Dividends paid	$110	$124	$121	$119	$117	$110	$117	$7	6%	$7	6%	$(2)	(2)%
Common stock share repurchases	$349	$425	$450	$450	$451	$349	$451	$102	29%	$102	29%	$1	—

Allocated Capital (1)
Advice & Wealth Management	$516	$521	$528	$543	$597	$516	$597	$81	16%	$81	16%	$54	10%
Asset Management	1,872	1,854	1,836	1,847	1,833	1,872	1,833	(39)	(2)%	(39)	(2)%	(14)	(1)%
Annuities	1,987	1,941	1,900	1,893	1,897	1,987	1,897	(90)	(5)%	(90)	(5)%	4	—
Protection	1,975	2,014	2,009	2,045	2,104	1,975	2,104	129	7%	129	7%	59	3%
Corporate & Other	3,856	3,782	3,674	3,094	2,799	3,856	2,799	(1,057)	(27)%	(1,057)	(27)%	(295)	(10)%
Total allocated capital	$10,206	$10,112	$9,947	$9,422	$9,230	$10,206	$9,230	$(976)	(10)%	$(976)	(10)%	$(192)	(2)%

(1)        Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,228	$1,274	$1,245	$1,266	$1,198	$1,228	$1,198	$(30)	(2)%	$(30)	(2)%	$(68)	(5)%
Operating expenses	1,018	1,054	1,026	1,056	993	1,018	993	(25)	(2)%	(25)	(2)%	(63)	(6)%
Pretax operating earnings	$210	$220	$219	$210	$205	$210	$205	$(5)	(2)%	$(5)	(2)%	$(5)	(2)%

Allocated capital	$516	$521	$528	$543	$597	$516	$597	$81	16%	$81	16%	$54	10%
Operating return on allocated capital (1)	121.6%	124.3%	126.8%	125.0%	121.3%	121.6%	121.3%	(0.3)%		(0.3)%		(3.7)%
Pretax operating margin	17.1%	17.3%	17.6%	16.6%	17.1%	17.1%	17.1%	—		—		0.5%

Asset Management
Operating total net revenues	$807	$832	$782	$833	$724	$807	$724	$(83)	(10)%	$(83)	(10)%	$(109)	(13)%
Operating expenses	616	635	602	640	575	616	575	(41)	(7)%	(41)	(7)%	(65)	(10)%
Pretax operating earnings	$191	$197	$180	$193	$149	$191	$149	$(42)	(22)%	$(42)	(22)%	$(44)	(23)%

Allocated capital	$1,872	$1,854	$1,836	$1,847	$1,833	$1,872	$1,833	$(39)	(2)%	$(39)	(2)%	$(14)	(1)%
Operating return on allocated capital (1)	31.5%	31.9%	31.2%	31.2%	29.9%	31.5%	29.9%	(1.6)%		(1.6)%		(1.3)%
Pretax operating margin	23.7%	23.7%	23.0%	23.2%	20.6%	23.7%	20.6%	(3.1)%		(3.1)%		(2.6)%

Operating total net revenues	$807	$832	$782	$833	$724	$807	$724	$(83)	(10)%	$(83)	(10)%	$(109)	(13)%
Distribution pass thru revenues	(218)	(219)	(214)	(211)	(199)	(218)	(199)	19	9%	19	9%	12	6%
Subadvisory and other pass thru revenues	(103)	(102)	(95)	(107)	(87)	(103)	(87)	16	16%	16	16%	20	19%
Adjusted operating revenues (2)	$486	$511	$473	$515	$438	$486	$438	$(48)	(10)%	$(48)	(10)%	$(77)	(15)%

Pretax operating earnings	$191	$197	$180	$193	$149	$191	$149	$(42)	(22)%	$(42)	(22)%	$(44)	(23)%
Operating net investment income	(6)	(4)	(1)	(12)	(3)	(6)	(3)	3	50%	3	50%	9	75%
Amortization of intangibles	8	7	6	6	6	8	6	(2)	(25)%	(2)	(25)%	—	—
Adjusted operating earnings (2)	$193	$200	$185	$187	$152	$193	$152	$(41)	(21)%	$(41)	(21)%	$(35)	(19)%

Adjusted net pretax operating margin (2)(3)	39.7%	39.1%	39.1%	36.3%	34.7%	39.7%	34.7%	(5.0)%		(5.0)%		(1.6)%

Annuities
Operating total net revenues	$631	$651	$632	$627	$596	$631	$596	$(35)	(6)%	$(35)	(6)%	$(31)	(5)%
Operating expenses	459	501	456	475	472	459	472	13	3%	13	3%	(3)	(1)%
Pretax operating earnings	$172	$150	$176	$152	$124	$172	$124	$(48)	(28)%	$(48)	(28)%	$(28)	(18)%

Allocated capital	$1,987	$1,941	$1,900	$1,893	$1,897	$1,987	$1,897	$(90)	(5)%	$(90)	(5)%	$4	—
Operating return on allocated capital (1)	20.7%	22.1%	25.6%	25.5%	24.1%	20.7%	24.1%	3.4%		3.4%		(1.4)%
Pretax operating margin	27.3%	23.0%	27.8%	24.2%	20.8%	27.3%	20.8%	(6.5)%		(6.5)%		(3.4)%

Protection
Operating total net revenues	$590	$600	$586	$608	$608	$590	$608	$18	3%	$18	3%	$—	—
Operating expenses	539	528	561	573	539	539	539	—	—	—	—	(34)	(6)%
Pretax operating earnings	$51	$72	$25	$35	$69	$51	$69	$18	35%	$18	35%	$34	97%

Allocated capital	$1,975	$2,014	$2,009	$2,045	$2,104	$1,975	$2,104	$129	7%	$129	7%	$59	3%
Operating return on allocated capital (1)	9.1%	8.4%	6.8%	6.9%	7.6%	9.1%	7.6%	(1.5)%		(1.5)%		0.7%
Pretax operating margin	8.6%	12.0%	4.3%	5.8%	11.3%	8.6%	11.3%	2.7%		2.7%		5.5%

Corporate & Other
Operating total net revenues	$(6)	$(2)	$(4)	$15	$2	$(6)	$2	$8	#	$8	#	$(13)	(87)%
Operating expenses	56	55	38	53	52	56	52	(4)	(7)%	(4)	(7)%	(1)	(2)%
Pretax operating loss	$(62)	$(57)	$(42)	$(38)	$(50)	$(62)	$(50)	$12	19%	$12	19%	$(12)	(32)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        See non-GAAP financial information on pg 33.

(3)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$637	$666	$658	$668	$631	$637	$631	$(6)	(1)%	$(6)	(1)%	$(37)	(6)%
Distribution fees	543	561	540	551	514	543	514	(29)	(5)%	(29)	(5)%	(37)	(7)%
Net investment income	35	35	38	38	44	35	44	9	26%	9	26%	6	16%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	20	19	16	18	18	20	18	(2)	(10)%	(2)	(10)%	—	—
Total revenues	1,235	1,281	1,252	1,275	1,207	1,235	1,207	(28)	(2)%	(28)	(2)%	(68)	(5)%
Banking and deposit interest expense	7	7	7	9	9	7	9	2	29%	2	29%	—	—
Operating total net revenues	1,228	1,274	1,245	1,266	1,198	1,228	1,198	(30)	(2)%	(30)	(2)%	(68)	(5)%

Expenses
Distribution expenses	757	783	764	777	732	757	732	(25)	(3)%	(25)	(3)%	(45)	(6)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	2	2	2	2	2	2	—	—	—	—	—	—
General and administrative expense	259	269	260	277	259	259	259	—	—	—	—	(18)	(6)%
Operating expenses	1,018	1,054	1,026	1,056	993	1,018	993	(25)	(2)%	(25)	(2)%	(63)	(6)%
Pretax operating earnings	$210	$220	$219	$210	$205	$210	$205	$(5)	(2)%	$(5)	(2)%	$(5)	(2)%

Pretax operating margin	17.1%	17.3%	17.6%	16.6%	17.1%	17.1%	17.1%	—		—		0.5%

Return on Capital
Allocated capital	$516	$521	$528	$543	$597	$516	$597	$81	16%	$81	16%	$54	10%
Operating return on allocated capital (1)	121.6%	124.3%	126.8%	125.0%	121.3%	121.6%	121.3%	(0.3)%		(0.3)%		(3.7)%

Brokerage cash balance (2)	$20,055	$19,862	$21,410	$23,491	$23,374	$20,055	$23,374	$3,319	17%	$3,319	17%	$(117)	—
Brokerage sweep fee	0.21%	0.22%	0.23%	0.25%	0.44%	0.21%	0.44%	0.23%		0.23%		0.19%

On-balance sheet deposits	$7,885	$7,825	$8,049	$8,638	$8,883	$7,885	$8,883	$998	13%	$998	13%	$245	3%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Brokerage cash includes both off-balance sheet and on-balance sheet deposits.  In the 1st quarter of 2015 through the 1st quarter of 2016, on-balance sheet deposits included in brokerage cash are $3.6B, $3.5B, $3.5B, $3.8B, and $3.7B, respectively.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$10	$15	$11	$10	$13	$10	$13	$3	30%	$3	30%	$3	30%
Allocated capital	$241	$243	$251	$268	$287	$241	$287	$46	19%	$46	19%	$19	7%
Operating return on allocated capital (1)	12.0%	13.9%	14.5%	14.1%	14.5%	12.0%	14.5%	2.5%		2.5%		0.4%

Wealth Management & Distribution
Pretax operating earnings	$200	$205	$208	$200	$192	$200	$192	$(8)	(4)%	$(8)	(4)%	$(8)	(4)%
Allocated capital	$275	$278	$277	$275	$310	$275	$310	$35	13%	$35	13%	$35	13%
Operating return on allocated capital (1)	218.5%	220.2%	225.3%	224.5%	218.7%	218.5%	218.7%	0.2%		0.2%		(5.8)%

Financial Plans
Branded financial plan net cash sales	$62	$65	$62	$74	$64	$62	$64	$2	3%	$2	3%	$(10)	(14)%

Financial Advisors
Employee advisors	2,084	2,082	2,099	2,083	2,046	2,084	2,046	(38)	(2)%	(38)	(2)%	(37)	(2)%
Franchisee advisors	7,607	7,639	7,715	7,706	7,720	7,607	7,720	113	1%	113	1%	14	—
Total branded financial advisors	9,691	9,721	9,814	9,789	9,766	9,691	9,766	75	1%	75	1%	(23)	—

Operating total net revenues per financial advisor (in thousands) (2)	$127	$131	$127	$129	$123	$127	$123	$(4)	(3)%	$(4)	(3)%	$(6)	(5)%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$505	$512	$514	$514	$510	$505	$510	$5	1%	$5	1%	$(4)	(1)%

Advisor Retention
Employee	91.0%	91.1%	91.0%	91.0%	90.7%	91.0%	90.7%	(0.3)%		(0.3)%		(0.3)%
Franchisee	94.3%	94.2%	94.2%	94.2%	93.8%	94.3%	93.8%	(0.5)%		(0.5)%		(0.4)%

Total Client Assets (at period end)	$452,969	$453,336	$433,458	$447,120	$451,417	$452,969	$451,417	$(1,552)	—	$(1,552)	—	$4,297	1%

Total Wrap Accounts
Beginning assets	$174,670	$180,044	$181,853	$173,788	$180,488	$174,670	$180,488	$5,818	3%	$5,818	3%	$6,700	4%
Net flows	2,802	3,278	2,980	2,093	1,829	2,802	1,829	(973)	(35)%	(973)	(35)%	(264)	(13)%
Market appreciation (depreciation) and other	2,572	(1,469)	(11,045)	4,607	1,042	2,572	1,042	(1,530)	(59)%	(1,530)	(59)%	(3,565)	(77)%
Total wrap ending assets	$180,044	$181,853	$173,788	$180,488	$183,359	$180,044	$183,359	$3,315	2%	$3,315	2%	$2,871	2%

Advisory wrap account assets ending balance (4)	$178,749	$180,451	$172,342	$178,879	$181,580	$178,749	$181,580	2,831	2%	2,831	2%	2,701	2%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Year-to-date is sum of current and prior quarters for the year under review.

(3)        Trailing twelve months is the sum of the last four quarters.

(4)        Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts.  Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$674	$696	$656	$697	$602	$674	$602	$(72)	(11)%	$(72)	(11)%	$(95)	(14)%
Distribution fees	125	128	123	123	117	125	117	(8)	(6)%	(8)	(6)%	(6)	(5)%
Net investment income	6	4	1	12	3	6	3	(3)	(50)%	(3)	(50)%	(9)	(75)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	4	2	1	2	2	2	—	—	—	—	1	#
Total revenues	807	832	782	833	724	807	724	(83)	(10)%	(83)	(10)%	(109)	(13)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	807	832	782	833	724	807	724	(83)	(10)%	(83)	(10)%	(109)	(13)%

Expenses
Distribution expenses	278	278	270	265	247	278	247	(31)	(11)%	(31)	(11)%	(18)	(7)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	3	5	4	5	4	3	4	1	33%	1	33%	(1)	(20)%
Interest and debt expense	6	7	6	6	6	6	6	—	—	—	—	—	—
General and administrative expense	329	345	322	364	318	329	318	(11)	(3)%	(11)	(3)%	(46)	(13)%
Operating expenses	616	635	602	640	575	616	575	(41)	(7)%	(41)	(7)%	(65)	(10)%
Pretax operating earnings	$191	$197	$180	$193	$149	$191	$149	$(42)	(22)%	$(42)	(22)%	$(44)	(23)%

Pretax operating margin	23.7%	23.7%	23.0%	23.2%	20.6%	23.7%	20.6%	(3.1)%		(3.1)%		(2.6)%

Operating total net revenues	$807	$832	$782	$833	$724	$807	$724	$(83)	(10)%	$(83)	(10)%	$(109)	(13)%
Distribution pass thru revenues	(218)	(219)	(214)	(211)	(199)	(218)	(199)	19	9%	19	9%	12	6%
Subadvisory and other pass thru revenues	(103)	(102)	(95)	(107)	(87)	(103)	(87)	16	16%	16	16%	20	19%
Adjusted operating revenues (1)	$486	$511	$473	$515	$438	$486	$438	$(48)	(10)%	$(48)	(10)%	$(77)	(15)%

Pretax operating earnings	$191	$197	$180	$193	$149	$191	$149	$(42)	(22)%	$(42)	(22)%	$(44)	(23)%
Operating net investment income	(6)	(4)	(1)	(12)	(3)	(6)	(3)	3	50%	3	50%	9	75%
Amortization of intangibles	8	7	6	6	6	8	6	(2)	(25)%	(2)	(25)%	—	—
Adjusted operating earnings (1)	$193	$200	$185	$187	$152	$193	$152	$(41)	(21)%	$(41)	(21)%	$(35)	(19)%

Adjusted net pretax operating margin (1)(2)	39.7%	39.1%	39.1%	36.3%	34.7%	39.7%	34.7%	(5.0)%		(5.0)%		(1.6)%

Performance Fees (3)
Net performance fees	$4	$11	$1	$32	$6	$4	$6	$2	50%	$2	50%	$(26)	(81)%

Return on Capital
Allocated capital	$1,872	$1,854	$1,836	$1,847	$1,833	$1,872	$1,833	$(39)	(2)%	$(39)	(2)%	$(14)	(1)%
Operating return on allocated capital (4)	31.5%	31.9%	31.2%	31.2%	29.9%	31.5%	29.9%	(1.6)%		(1.6)%		(1.3)%

(1)        See non-GAAP financial information on pg 33.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Performance fees, which are net of associated compensation, do not include CLO incentive fees.

(4)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Total Managed Assets by Type
Equity	$279,395	$276,974	$248,925	$255,466	$244,653	$279,395	$244,653	$(34,742)	(12)%	$(34,742)	(12)%	$(10,813)	(4)%
Fixed income	192,009	188,592	184,727	176,596	179,465	192,009	179,465	(12,544)	(7)%	(12,544)	(7)%	2,869	2%
Money market	6,918	7,039	6,524	7,467	7,548	6,918	7,548	630	9%	630	9%	81	1%
Alternative	7,372	7,941	8,272	8,198	8,227	7,372	8,227	855	12%	855	12%	29	—
Hybrid and other	20,616	22,547	22,630	24,161	24,166	20,616	24,166	3,550	17%	3,550	17%	5	—
Total managed assets by type	$506,310	$503,093	$471,078	$471,888	$464,059	$506,310	$464,059	$(42,251)	(8)%	$(42,251)	(8)%	$(7,829)	(2)%

Average Managed Assets by Type (1)
Equity	$279,148	$280,553	$266,179	$257,682	$241,769	$279,148	$241,769	$(37,379)	(13)%	$(37,379)	(13)%	$(15,913)	(6)%
Fixed income	193,845	190,643	187,341	180,990	176,789	193,845	176,789	(17,056)	(9)%	(17,056)	(9)%	(4,201)	(2)%
Money market	6,457	6,895	6,715	7,267	7,746	6,457	7,746	1,289	20%	1,289	20%	479	7%
Alternative	7,411	7,814	7,912	8,297	8,139	7,411	8,139	728	10%	728	10%	(158)	(2)%
Hybrid and other	20,341	21,707	22,805	23,731	23,645	20,341	23,645	3,304	16%	3,304	16%	(86)	—
Total average managed assets by type	$507,202	$507,612	$490,952	$477,967	$458,088	$507,202	$458,088	$(49,114)	(10)%	$(49,114)	(10)%	$(19,879)	(4)%

(1)        Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$281,547	$283,246	$280,176	$258,562	$263,866	$281,547	$263,866	$(17,681)	(6)%	$(17,681)	(6)%	$5,304	2%
Inflows	13,991	14,142	11,736	14,329	12,504	13,991	12,504	(1,487)	(11)%	(1,487)	(11)%	(1,825)	(13)%
Outflows	(17,212)	(17,491)	(16,274)	(16,352)	(15,579)	(17,212)	(15,579)	1,633	9%	1,633	9%	773	5%
Net VP/VIT fund flows	(265)	(208)	(163)	(101)	(187)	(265)	(187)	78	29%	78	29%	(86)	(85)%
Net new flows	(3,486)	(3,557)	(4,701)	(2,124)	(3,262)	(3,486)	(3,262)	224	6%	224	6%	(1,138)	(54)%
Reinvested dividends	501	3,591	641	8,621	407	501	407	(94)	(19)%	(94)	(19)%	(8,214)	(95)%
Net flows	(2,985)	34	(4,060)	6,497	(2,855)	(2,985)	(2,855)	130	4%	130	4%	(9,352)	#
Distributions	(729)	(4,307)	(858)	(10,482)	(575)	(729)	(575)	154	21%	154	21%	9,907	95%
Market appreciation (depreciation) and other (1)	7,611	(1,583)	(15,021)	10,333	770	7,611	770	(6,841)	(90)%	(6,841)	(90)%	(9,563)	(93)%
Foreign currency translation (2)	(2,198)	2,786	(1,675)	(1,044)	(1,360)	(2,198)	(1,360)	838	38%	838	38%	(316)	(30)%
Total ending assets	283,246	280,176	258,562	263,866	259,846	283,246	259,846	(23,400)	(8)%	(23,400)	(8)%	(4,020)	(2)%

% of total retail assets sub-advised	17.0%	17.0%	17.2%	16.0%	16.2%	17.0%	16.2%	(0.8)%		(0.8)%		0.3%

Global Institutional
Beginning assets	224,031	223,064	222,917	212,516	208,022	224,031	208,022	(16,009)	(7)%	(16,009)	(7)%	(4,494)	(2)%
Inflows	6,113	7,752	6,921	6,536	7,358	6,113	7,358	1,245	20%	1,245	20%	822	13%
Outflows	(8,949)	(9,745)	(10,232)	(13,725)	(11,968)	(8,949)	(11,968)	(3,019)	(34)%	(3,019)	(34)%	1,757	13%
Net flows	(2,836)	(1,993)	(3,311)	(7,189)	(4,610)	(2,836)	(4,610)	(1,774)	(63)%	(1,774)	(63)%	2,579	36%
Market appreciation (depreciation) and other (3)(4)	6,884	(4,439)	(3,352)	4,833	3,567	6,884	3,567	(3,317)	(48)%	(3,317)	(48)%	(1,266)	(26)%
Foreign currency translation (2)	(5,015)	6,285	(3,738)	(2,138)	(2,766)	(5,015)	(2,766)	2,249	45%	2,249	45%	(628)	(29)%
Total ending assets	223,064	222,917	212,516	208,022	204,213	223,064	204,213	(18,851)	(8)%	(18,851)	(8)%	(3,809)	(2)%

Total managed assets	$506,310	$503,093	$471,078	$471,888	$464,059	$506,310	$464,059	$(42,251)	(8)%	$(42,251)	(8)%	$(7,829)	(2)%

Total net flows	$(5,821)	$(1,959)	$(7,371)	$(692)	$(7,465)	$(5,821)	$(7,465)	$(1,644)	(28)%	$(1,644)	(28)%	$(6,773)	#

Former Parent Company Related (5)
Retail net new flows	$(525)	$(439)	$(572)	$(772)	$(256)	$(525)	$(256)	$269	51%	$269	51%	$516	67%
Institutional net new flows	(938)	(3,553)	(2,017)	(5,943)	(4,079)	(938)	(4,079)	(3,141)	#	(3,141)	#	1,864	31%
Total net new flows	$(1,463)	$(3,992)	$(2,589)	$(6,715)	$(4,335)	$(1,463)	$(4,335)	$(2,872)	#	$(2,872)	#	$2,380	35%

(1)	Included in Market appreciation (depreciation) and other for retail funds in the 2nd quarter of 2015 are ($0.5B) related to the sale of the Multi-Manager business.
(2)	Amounts represent British Pound to US dollar conversion.
(3)

Included in Market appreciation (depreciation) and other for Global Institutional in the 2nd quarter of 2015 are ($0.1B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(4)	Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.
(5)	Former parent company related assets and net new flows are included in the rollforwards above.
#	Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2016

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016
Domestic Equity
Equal weighted	1 year	55%	59%	57%	68%	68%
	3 year	65%	65%	65%	68%	62%
	5 year	54%	65%	57%	57%	57%
Asset weighted	1 year	61%	64%	59%	77%	80%
	3 year	64%	68%	72%	76%	74%
	5 year	63%	74%	70%	74%	68%
International Equity
Equal weighted	1 year	71%	77%	68%	55%	55%
	3 year	67%	77%	73%	82%	68%
	5 year	63%	70%	70%	65%	60%
Asset weighted	1 year	84%	48%	35%	33%	37%
	3 year	41%	47%	42%	46%	39%
	5 year	41%	45%	40%	41%	41%
Taxable Fixed Income
Equal weighted	1 year	65%	58%	58%	68%	63%
	3 year	75%	65%	59%	47%	59%
	5 year	75%	71%	71%	65%	71%
Asset weighted	1 year	77%	69%	72%	73%	70%
	3 year	84%	85%	82%	52%	77%
	5 year	84%	86%	85%	80%	83%
Tax Exempt Fixed Income
Equal weighted	1 year	89%	94%	94%	83%	89%
	3 year	100%	100%	100%	100%	100%
	5 year	100%	100%	100%	100%	100%
Asset weighted	1 year	84%	99%	99%	97%	92%
	3 year	100%	100%	100%	100%	100%
	5 year	100%	100%	100%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	82%	80%	90%	90%	85%
	3 year	78%	56%	67%	78%	100%
	5 year	89%	88%	88%	88%	100%
Asset weighted	1 year	89%	96%	100%	100%	98%
	3 year	77%	62%	73%	79%	100%
	5 year	97%	97%	97%	98%	100%

Number of 4- or 5-star Morningstar rated funds
Overall		48	53	51	55	51
3 year		43	51	52	57	50
5 year		50	48	44	45	46

Percent of 4- or 5-star Morningstar rated funds
Overall		48%	52%	50%	54%	50%
3 year		43%	50%	51%	56%	50%
5 year		53%	51%	46%	47%	48%

Percent of 4- or 5-star Morningstar rated assets
Overall		56%	58%	58%	66%	61%
3 year		40%	48%	57%	66%	61%
5 year		57%	55%	54%	57%	61%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z share does not have a full five year track record (prior to 9-30-15), performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.  Starting 9-30-2015, legacy RiverSource funds have reached 5 years of Z share performance and will not be appended.  Historical rankings will continue to be appended.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2016

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016
Equity
Equal weighted	1 year	71%	71%	71%	65%	81%
	3 year	68%	72%	74%	74%	70%
	5 year	83%	81%	84%	76%	78%
Asset weighted	1 year	78%	63%	67%	68%	88%
	3 year	61%	58%	68%	71%	56%
	5 year	87%	86%	93%	84%	86%

Fixed Income
Equal weighted	1 year	65%	52%	56%	56%	38%
	3 year	59%	64%	68%	45%	59%
	5 year	68%	70%	71%	67%	52%
Asset weighted	1 year	63%	50%	66%	81%	68%
	3 year	37%	39%	69%	72%	83%
	5 year	47%	52%	59%	61%	45%

Allocation (Managed) Funds
Equal weighted	1 year	75%	63%	63%	75%	88%
	3 year	83%	67%	86%	86%	100%
	5 year	83%	83%	83%	100%	100%
Asset weighted	1 year	79%	75%	73%	86%	93%
	3 year	93%	55%	93%	92%	100%
	5 year	93%	93%	93%	100%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$190	$192	$187	$186	$177	$190	$177	$(13)	(7)%	$(13)	(7)%	$(9)	(5)%
Distribution fees	89	94	91	90	83	89	83	(6)	(7)%	(6)	(7)%	(7)	(8)%
Net investment income	221	218	208	201	192	221	192	(29)	(13)%	(29)	(13)%	(9)	(4)%
Premiums	22	30	25	30	28	22	28	6	27%	6	27%	(2)	(7)%
Other revenues	109	117	121	120	116	109	116	7	6%	7	6%	(4)	(3)%
Total revenues	631	651	632	627	596	631	596	(35)	(6)%	(35)	(6)%	(31)	(5)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	631	651	632	627	596	631	596	(35)	(6)%	(35)	(6)%	(31)	(5)%

Expenses
Distribution expenses	108	116	111	111	103	108	103	(5)	(5)%	(5)	(5)%	(8)	(7)%
Interest credited to fixed accounts	127	125	125	123	119	127	119	(8)	(6)%	(8)	(6)%	(4)	(3)%
Benefits, claims, losses and settlement expenses	115	135	89	143	144	115	144	29	25%	29	25%	1	1%
Amortization of deferred acquisition costs	43	59	66	37	45	43	45	2	5%	2	5%	8	22%
Interest and debt expense	10	9	10	9	8	10	8	(2)	(20)%	(2)	(20)%	(1)	(11)%
General and administrative expense	56	57	55	52	53	56	53	(3)	(5)%	(3)	(5)%	1	2%
Operating expenses	459	501	456	475	472	459	472	13	3%	13	3%	(3)	(1)%
Pretax operating earnings	$172	$150	$176	$152	$124	$172	$124	$(48)	(28)%	$(48)	(28)%	$(28)	(18)%

Pretax operating margin	27.3%	23.0%	27.8%	24.2%	20.8%	27.3%	20.8%	(6.5)%		(6.5)%		(3.4)%

Return on Capital
Allocated capital	$1,987	$1,941	$1,900	$1,893	$1,897	$1,987	$1,897	$(90)	(5)%	$(90)	(5)%	$4	—
Operating return on allocated capital (1)	20.7%	22.1%	25.6%	25.5%	24.1%	20.7%	24.1%	3.4%		3.4%		(1.4)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$17	$(5)	$98	$(61)	$141	$17	$141	$124	#	$124	#	$202	#
Other	(51)	(31)	(103)	(78)	(124)	(51)	(124)	(73)	#	(73)	#	(46)	(59)%
Total VA guaranteed benefit impact excluded from operating earnings	$(34)	$(36)	$(5)	$(139)	$17	$(34)	$17	$51	#	$51	#	$156	#

Total annuity net flows	$(950)	$(901)	$(634)	$(541)	$(560)	$(950)	$(560)	$390	41%	$390	41%	$(19)	(4)%

(1)      Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)      Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

#          Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$144	$120	$151	$129	$100	$144	$100	$(44)	(31)%	$(44)	(31)%	$(29)	(22)%
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—	$—	—	$—	—
Operating return on allocated capital (2)	41.2%	48.0%	64.8%	63.9%	59.2%	41.2%	59.2%	18.0%		18.0%		(4.7)%

Fixed Annuities (3)
Pretax operating earnings	$28	$30	$25	$23	$24	$28	$24	$(4)	(14)%	$(4)	(14)%	$1	4%
Allocated capital	$1,337	$1,291	$1,250	$1,243	$1,247	$1,337	$1,247	$(90)	(7)%	$(90)	(7)%	$4	—
Operating return on allocated capital (2)	7.6%	7.9%	6.9%	6.2%	6.1%	7.6%	6.1%	(1.5)%		(1.5)%		(0.1)%

Variable Annuities Rollforward
Beginning balance	$76,988	$77,934	$77,137	$72,843	$74,244	$76,988	$74,244	$(2,744)	(4)%	$(2,744)	(4)%	$1,401	2%
Deposits	1,182	1,366	1,340	1,340	1,147	1,182	1,147	(35)	(3)%	(35)	(3)%	(193)	(14)%
Withdrawals and terminations	(1,567)	(1,704)	(1,599)	(1,585)	(1,458)	(1,567)	(1,458)	109	7%	109	7%	127	8%
Net flows	(385)	(338)	(259)	(245)	(311)	(385)	(311)	74	19%	74	19%	(66)	(27)%
Investment performance and interest credited	1,331	(459)	(4,035)	1,646	274	1,331	274	(1,057)	(79)%	(1,057)	(79)%	(1,372)	(83)%
Total ending balance - contract accumulation values	$77,934	$77,137	$72,843	$74,244	$74,207	$77,934	$74,207	$(3,727)	(5)%	$(3,727)	(5)%	$(37)	—

Variable annuities fixed sub-accounts	$4,848	$4,874	$4,913	$4,911	$4,966	$4,848	$4,966	$118	2%	$118	2%	$55	1%

Fixed Annuities Rollforward
Beginning balance	$12,137	$11,658	$11,179	$10,886	$10,673	$12,137	$10,673	$(1,464)	(12)%	$(1,464)	(12)%	$(213)	(2)%
Deposits	36	35	52	63	66	36	66	30	83%	30	83%	3	5%
Withdrawals and terminations	(601)	(598)	(427)	(359)	(315)	(601)	(315)	286	48%	286	48%	44	12%
Net flows	(565)	(563)	(375)	(296)	(249)	(565)	(249)	316	56%	316	56%	47	16%
Policyholder interest credited	86	84	82	83	79	86	79	(7)	(8)%	(7)	(8)%	(4)	(5)%
Total ending balance - contract accumulation values	$11,658	$11,179	$10,886	$10,673	$10,503	$11,658	$10,503	$(1,155)	(10)%	$(1,155)	(10)%	$(170)	(2)%

Capitalized interest	$1	$—	$1	$—	$1	$1	$1	$—	—	$—	—	$1	—

Payout Annuities Reserve Balance	$2,088	$2,088	$2,090	$2,094	$2,090	$2,088	$2,090	$2	—	$2	—	$(4)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	4.7%	4.8%	4.7%	4.7%	4.6%	4.7%	4.6%	(0.1)%		(0.1)%		(0.1)%
Crediting rate excluding capitalized interest	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	—		—		—
Tax equivalent margin spread	1.7%	1.8%	1.7%	1.7%	1.6%	1.7%	1.6%	(0.1)%		(0.1)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,663	$1,670	$1,684	$1,665	$1,718	$1,663	$1,718	$55	3%	$55	3%	$53	3%
Capitalization	39	50	48	49	42	39	42	3	8%	3	8%	(7)	(14)%
Non-operating amortization	4	4	(7)	26	(16)	4	(16)	(20)	#	(20)	#	(42)	#
Amortization per income statement	(33)	(51)	(62)	(32)	(40)	(33)	(40)	(7)	(21)%	(7)	(21)%	(8)	(25)%
Other	(3)	11	2	10	(13)	(3)	(13)	(10)	#	(10)	#	(23)	#
Total ending balance	$1,670	$1,684	$1,665	$1,718	$1,691	$1,670	$1,691	$21	1%	$21	1%	$(27)	(2)%

Total Fixed Annuities DAC
Beginning balance	$67	$59	$69	$72	$87	$67	$87	$20	30%	$20	30%	$15	21%
Capitalization	1	—	1	1	1	1	1	—	—	—	—	—	—
Non-operating amortization	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization per income statement	(10)	(8)	(4)	(5)	(5)	(10)	(5)	5	50%	5	50%	—	—
Other	1	18	6	19	(13)	1	(13)	(14)	#	(14)	#	(32)	#
Total ending balance	$59	$69	$72	$87	$70	$59	$70	$11	19%	$11	19%	$(17)	(20)%

(1)        The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes, and includes $250M of additional contingent capital above required levels for all periods shown.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        In the 1st quarter of 2015 through the 1st quarter of 2016, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 4.6%, 4.7%, 4.6%, 4.6% and 4.5% respectively.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$15	$13	$14	$13	$13	$15	$13	$(2)	(13)%	$(2)	(13)%	$—	—
Distribution fees	23	24	24	26	23	23	23	—	—	—	—	(3)	(12)%
Net investment income	114	118	118	118	119	114	119	5	4%	5	4%	1	1%
Premiums	335	341	339	348	345	335	345	10	3%	10	3%	(3)	(1)%
Other revenues	103	104	91	103	108	103	108	5	5%	5	5%	5	5%
Total revenues	590	600	586	608	608	590	608	18	3%	18	3%	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	590	600	586	608	608	590	608	18	3%	18	3%	—	—

Expenses
Distribution expenses	13	16	12	18	12	13	12	(1)	(8)%	(1)	(8)%	(6)	(33)%
Interest credited to fixed accounts	40	39	42	43	43	40	43	3	8%	3	8%	—	—
Benefits, claims, losses and settlement expenses	380	368	384	406	371	380	371	(9)	(2)%	(9)	(2)%	(35)	(9)%
Amortization of deferred acquisition costs	36	35	50	34	39	36	39	3	8%	3	8%	5	15%
Interest and debt expense	8	8	9	7	9	8	9	1	13%	1	13%	2	29%
General and administrative expense	62	62	64	65	65	62	65	3	5%	3	5%	—	—
Operating expenses	539	528	561	573	539	539	539	—	—	—	—	(34)	(6)%
Pretax operating earnings	$51	$72	$25	$35	$69	$51	$69	$18	35%	$18	35%	$34	97%

Pretax operating margin	8.6%	12.0%	4.3%	5.8%	11.3%	8.6%	11.3%	2.7%		2.7%		5.5%

Return on Capital
Allocated capital	$1,975	$2,014	$2,009	$2,045	$2,104	$1,975	$2,104	$129	7%	$129	7%	$59	3%
Operating return on allocated capital (1)	9.1%	8.4%	6.8%	6.9%	7.6%	9.1%	7.6%	(1.5)%		(1.5)%		0.7%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$—	$(1)	$(6)	$7	$(13)	$—	$(13)	$(13)	—	$(13)	—	$(20)	#
Other	(6)	6	5	(6)	32	(6)	32	38	#	38	#	38	#
Total market impact on indexed universal life benefits excluded from operating earnings	$(6)	$5	$(1)	$1	$19	$(6)	$19	$25	#	$25	#	$18	#

Product Information
Long Term Care
Pretax operating earnings	$(31)	$15	$7	$(6)	$1	$(31)	$1	$32	#	$32	#	$7	#
Allocated capital	$556	$580	$568	$591	$600	$556	$600	$44	8%	$44	8%	$9	2%
Operating return on allocated capital (1)	(4.7)%	(2.8)%	(1.1)%	(1.9)%	2.2%	(4.7)%	2.2%	6.9%		6.9%		4.1%

Protection excluding Long Term Care
Pretax operating earnings	$82	$57	$18	$41	$68	$82	$68	$(14)	(17)%	$(14)	(17)%	$27	66%
Allocated capital	$1,419	$1,434	$1,441	$1,454	$1,504	$1,419	$1,504	$85	6%	$85	6%	$50	3%
Operating return on allocated capital (1)	14.4%	12.7%	9.9%	10.4%	9.7%	14.4%	9.7%	(4.7)%		(4.7)%		(0.7)%

(1)   Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)   Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$66	$86	$81	$91	$66	$66	$66	$—	—	$—	—	$(25)	(27)%
Term and whole life	2	2	2	3	2	2	2	—	—	—	—	(1)	(33)%
Disability insurance	1	1	1	2	1	1	1	—	—	—	—	(1)	(50)%
Auto and home	262	270	288	267	256	262	256	(6)	(2)%	(6)	(2)%	(11)	(4)%
Total cash sales	$331	$359	$372	$363	$325	$331	$325	$(6)	(2)%	$(6)	(2)%	$(38)	(10)%

VUL / UL Policyholder Account Balances
Beginning balance	$11,283	$11,421	$11,408	$10,931	$11,170	$11,283	$11,170	$(113)	(1)%	$(113)	(1)%	$239	2%
Premiums and deposits	246	260	255	281	240	246	240	(6)	(2)%	(6)	(2)%	(41)	(15)%
Investment performance and interest	186	30	(431)	260	47	186	47	(139)	(75)%	(139)	(75)%	(213)	(82)%
Withdrawals and surrenders	(294)	(304)	(301)	(300)	(288)	(294)	(288)	6	2%	6	2%	12	4%
Other	—	1	—	(2)	1	—	1	1	—	1	—	3	#
Total ending balance	$11,421	$11,408	$10,931	$11,170	$11,170	$11,421	$11,170	$(251)	(2)%	$(251)	(2)%	$—	—

Premiums by Product
Term and whole life	$11	$12	$6	$11	$11	$11	$11	$—	—	$—	—	$—	—
Disability insurance	37	38	37	37	36	37	36	(1)	(3)%	(1)	(3)%	(1)	(3)%
Long term care	27	27	27	29	27	27	27	—	—	—	—	(2)	(7)%
Auto and home	254	259	264	266	265	254	265	11	4%	11	4%	(1)	—
Intercompany premiums	6	5	5	5	6	6	6	—	—	—	—	1	20%
Total premiums by product	$335	$341	$339	$348	$345	$335	$345	$10	3%	$10	3%	$(3)	(1)%

Auto and Home Insurance
Policy count (thousands)	943	952	958	957	957	943	957	14	1%	14	1%	—	—
Loss ratio	90.1%	97.5%	93.2%	109.7%	91.8%	90.1%	91.8%	1.7%		1.7%		(17.9)%
Expense ratio (2)	16.8%	16.7%	16.8%	16.9%	18.4%	16.8%	18.4%	1.6%		1.6%		1.5%
Combined ratio	106.9%	114.2%	110.0%	126.6%	110.2%	106.9%	110.2%	3.3%		3.3%		(16.4)%

DAC Rollforward
Life and Health
Beginning balance	$851	$845	$876	$867	$889	$851	$889	$38	4%	$38	4%	$22	3%
Capitalization	20	20	22	24	20	20	20	—	—	—	—	(4)	(17)%
Non-operating amortization	3	1	(6)	(2)	(6)	3	(6)	(9)	#	(9)	#	(4)	#
Amortization per income statement	(20)	(19)	(34)	(17)	(22)	(20)	(22)	(2)	(10)%	(2)	(10)%	(5)	(29)%
Other	(9)	29	9	17	(21)	(9)	(21)	(12)	#	(12)	#	(38)	#
Total ending balance	$845	$876	$867	$889	$860	$845	$860	$15	2%	$15	2%	$(29)	(3)%

Life Insurance in Force	$195,694	$195,838	$195,862	$196,339	$196,153	$195,694	$196,153	$459	—	$459	—	$(186)	—

Net Amount at Risk	$40,331	$40,340	$40,789	$40,783	$40,361	$40,331	$40,361	$30	—	$30	—	$(422)	(1)%

Net Policyholder Reserves
VUL / UL	$10,631	$10,621	$10,148	$10,380	$10,379	$10,631	$10,379	$(252)	(2)%	$(252)	(2)%	$(1)	—
Term and whole life	215	214	213	207	206	215	206	(9)	(4)%	(9)	(4)%	(1)	—
Disability insurance	532	533	527	527	520	532	520	(12)	(2)%	(12)	(2)%	(7)	(1)%
Long term care and other	2,778	2,766	2,770	2,788	2,797	2,778	2,797	19	1%	19	1%	9	—
Auto and home loss and LAE reserves	493	507	504	569	596	493	596	103	21%	103	21%	27	5%
Total net policyholder reserves	$14,649	$14,641	$14,162	$14,471	$14,498	$14,649	$14,498	$(151)	(1)%	$(151)	(1)%	$27	—

(1)        Includes lump sum deposits.

(2)        In the 1st quarter of 2016, the expense ratio calculation was modified to be in line with industry standards based on net earned premium.  All prior periods have been restated.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(7)	(10)	(5)	12	1	(7)	1	8	#	8	#	(11)	(92)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	8	1	3	1	1	1	—	—	—	—	(2)	(67)%
Total revenues	(6)	(2)	(4)	15	2	(6)	2	8	#	8	#	(13)	(87)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(6)	(2)	(4)	15	2	(6)	2	8	#	8	#	(13)	(87)%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	5	4	3	10	4	5	4	(1)	(20)%	(1)	(20)%	(6)	(60)%
General and administrative expense	51	51	35	43	48	51	48	(3)	(6)%	(3)	(6)%	5	12%
Operating expenses	56	55	38	53	52	56	52	(4)	(7)%	(4)	(7)%	(1)	(2)%
Pretax operating loss	$(62)	$(57)	$(42)	$(38)	$(50)	$(62)	$(50)	$12	19%	$12	19%	$(12)	(32)%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$(34)	$(34)	$(35)	$(34)	$(33)	$(34)	$(33)	$1	3%	$1	3%	$1	3%
Distribution fees	(314)	(335)	(327)	(332)	(302)	(314)	(302)	12	4%	12	4%	30	9%
Net investment income	—	—	—	(1)	—	—	—	—	—	—	—	1	#
Premiums	(4)	(3)	(4)	(4)	(5)	(4)	(5)	(1)	(25)%	(1)	(25)%	(1)	(25)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(352)	(372)	(366)	(371)	(340)	(352)	(340)	12	3%	12	3%	31	8%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(352)	(372)	(366)	(371)	(340)	(352)	(340)	12	3%	12	3%	31	8%

Expenses
Distribution expenses	(337)	(358)	(351)	(355)	(324)	(337)	(324)	13	4%	13	4%	31	9%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(15)	(14)	(15)	(16)	(16)	(15)	(16)	(1)	(7)%	(1)	(7)%	—	—
Operating expenses	(352)	(372)	(366)	(371)	(340)	(352)	(340)	12	3%	12	3%	31	8%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2016

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2016

(in millions, unaudited)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Assets
Cash and cash equivalents	$2,809	$2,570	$2,780	$2,357	$2,649
Cash of consolidated investment entities	338	471	790	502	146
Investments	35,726	34,896	34,746	34,144	34,643
Investments of consolidated investment entities	6,090	6,594	6,977	6,570	2,511
Separate account assets	84,243	83,704	78,636	80,349	80,182
Receivables	5,063	5,178	5,187	5,167	5,232
Receivables of consolidated investment entities	77	89	102	107	63
Deferred acquisition costs	2,602	2,658	2,634	2,725	2,650
Restricted and segregated cash and investments	2,714	2,491	2,703	2,949	2,900
Other assets (1)	9,879	8,150	8,609	8,384	9,274
Other assets of consolidated investment entities (1)	1,879	1,979	2,129	2,065	—
Total Assets	$151,420	$148,780	$145,293	$145,319	$140,250

Liabilities
Policyholder account balances, future policy benefits and claims	$30,482	$29,345	$30,046	$29,699	$30,515
Separate account liabilities	84,243	83,704	78,636	80,349	80,182
Customer deposits	7,878	7,820	8,046	8,634	8,876
Short-term borrowings	200	200	200	200	200
Long-term debt (1)	3,049	3,039	3,003	2,692	2,683
Debt of consolidated investment entities (1)	6,768	7,343	7,915	7,531	2,673
Accounts payable and accrued expenses	1,275	1,341	1,435	1,552	1,254
Accounts payable and accrued expenses of consolidated investment entities	46	53	62	54	—
Other liabilities	8,068	6,669	6,567	5,965	6,745
Other liabilities of consolidated investment entities	152	270	562	238	29
Total Liabilities	142,161	139,784	136,472	136,914	133,157

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,423	7,500	7,557	7,611	7,610
Retained earnings	8,752	9,043	9,319	9,551	9,799
Appropriated retained earnings of consolidated investment entities	279	257	174	137	—
Treasury stock	(8,966)	(9,428)	(9,885)	(10,338)	(10,761)
Accumulated other comprehensive income, net of tax	704	500	461	253	442
Total Ameriprise Financial Shareholders' Equity	8,195	7,875	7,629	7,217	7,093

Noncontrolling interests	1,064	1,121	1,192	1,188	—
Total Equity	9,259	8,996	8,821	8,405	7,093
Total Liabilities and Equity	$151,420	$148,780	$145,293	$145,319	$140,250

(1)       In the first quarter of 2016, debt issuance costs were reclassified from Other assets to Long-term debt.  All perior periods have been restated.

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2016

(in millions unless otherwise noted, unaudited)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Long-term Debt Summary
Senior notes	$2,700	$2,700	$2,700	$2,350	$2,350
Junior subordinated notes	294	294	253	245	229
Capital lease obligations	—	—	—	60	58
Fair value of hedges, unamortized discount and debt issuance costs (1)	55	45	50	37	46
Total Ameriprise Financial long-term debt	3,049	3,039	3,003	2,692	2,683
Non-recourse debt of consolidated investment entities (1)	6,768	7,343	7,915	7,531	2,673
Total long-term debt	$9,817	$10,382	$10,918	$10,223	$5,356

Total Ameriprise Financial long-term debt	$3,049	$3,039	$3,003	$2,692	$2,683
Fair value of hedges, unamortized discount and debt issuance costs (1)	(55)	(45)	(50)	(37)	(46)
Capital lease obligations	—	—	—	(60)	(58)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (2)	$2,994	$2,994	$2,953	$2,595	$2,579

Total equity (3)	$9,259	$8,996	$8,821	$8,405	$7,093
Noncontrolling interests	(1,064)	(1,121)	(1,192)	(1,188)	—
Total Ameriprise Financial shareholders' equity	8,195	7,875	7,629	7,217	7,093
Equity of consolidated investment entities	(266)	(243)	(162)	(131)	(1)
Total Ameriprise Financial shareholders' equity excluding CIEs (2)	$7,929	$7,632	$7,467	$7,086	$7,092

Total Ameriprise Financial capital	$11,244	$10,914	$10,632	$9,909	$9,776
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (2)	$10,923	$10,626	$10,420	$9,681	$9,671

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.1%	27.8%	28.2%	27.2%	27.4%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (2)	27.4%	28.2%	28.3%	26.8%	26.7%

Ratings (as of March 31, 2016 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (4)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (4)
Ameriprise Financial, Inc.	a-	A	A3

(1)  In the first quarter of 2016, debt issuance costs were reclassified from Other assets to Long-term debt.  All perior periods have been restated.

(2)  See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on page 45.

(3)  Includes accumulated other comprehensive income, net of tax.

(4)  For the most current ratings information, please see the individual rating agency's website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2016

(in millions unless otherwise noted, unaudited)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Cash and cash equivalents	$2,809	$2,570	$2,780	$2,357	$2,649

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,218	16,919	16,898	16,348	16,603

Residential mortgage backed securities	6,270	6,121	6,008	5,973	6,138
Commercial mortgage backed securities	2,694	2,562	2,499	2,456	2,617
Asset backed securities	1,405	1,321	1,302	1,296	1,389
Total mortgage and other asset backed securities	10,369	10,004	9,809	9,725	10,144

State and municipal obligations	2,243	2,190	2,259	2,290	2,385
US government and agencies obligations	56	56	72	68	59
Foreign government bonds and obligations	245	239	230	224	272
Common and preferred stocks	19	19	18	18	17
Total other	2,563	2,504	2,579	2,600	2,733
Total available-for-sale securities	30,150	29,427	29,286	28,673	29,480

Commercial mortgage loans	2,683	2,735	2,757	2,755	2,747
Allowance for loan losses	(23)	(23)	(22)	(21)	(21)
Commercial mortgage loans, net	2,660	2,712	2,735	2,734	2,726

Residential mortgage loans	710	679	649	627	330
Allowance for loan losses	(2)	(3)	(2)	(2)	(1)
Residential mortgage loans, net	708	676	647	625	329

Policy loans	813	817	824	824	828
Other investments	1,395	1,264	1,254	1,288	1,280
Total investments	35,726	34,896	34,746	34,144	34,643
Total cash, cash equivalents and investments	$38,535	$37,466	$37,526	$36,501	$37,292

Net unrealized gain Available-for-Sale Securities	$2,178	$1,500	$1,393	$921	$1,426

AFS Fixed Maturity Asset Quality - %
AAA	26%	25%	25%	25%	26%
AA	6%	6%	6%	7%	6%
AFS securities AA and above	32%	31%	31%	32%	32%
A	21%	21%	20%	19%	19%
BBB	41%	42%	44%	43%	42%
Below investment grade	6%	6%	5%	6%	7%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	5%	6%	7%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2016

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2016

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
				Market Impact on		Market Impact on			Market Impact
	Securities	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Securities	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Gains/(Losses) (1)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	(3)	(2)	—	1	—	28	(11)	(40)
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	9	—	—	—
Total revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	(16)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	(33)	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	16	—	6	—	—	—
Interest and debt expense	—	—	—	—	—	—	26	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	(17)	—	(10)	26	—	—
Pretax segment income (loss)	(1)	(3)	(2)	17	1	19	(2)	(11)	(40)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(3)	$(2)	$17	$1	$19	$(2)	$(11)	$(40)

Included in Operating Earnings

	Annuities		Protection
	Market	Market	Market	Life & Health	Auto & Home
	Impacts	Impacts on	Impacts	Reinsurance Recapture	Catastrophe
(in millions, unaudited)	to DAC/DSIC (6)	SOP Reserves (7)	to DAC/DSIC (6)	and Model Changes (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	6	—
Total revenues	—	—	—	6	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	6	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	1	3	—	(3)	23
Amortization of deferred acquisition costs	5	—	1	3	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	6	3	1	—	23
Pretax operating earnings	$(6)	$(3)	$(1)	$6	$(23)
Tax benefit

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$34 million net benefit related to hedged variable annuity benefits

$17 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$16 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$9 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(7)        Market impact on reserves for insurance features in non-traditional contracts

(8)        Reinsurance recapture and other actuarial model updates

(9)        Total auto and home catastrophe losses for the quarter, which were $14 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(31)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(5)	—	3	—	70	—	11
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	2	74	—	—
Total revenues	1	(5)	—	3	2	113	—	11
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(5)	—	3	2	113	—	11

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(1)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	165	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	2	—	—	—
Interest and debt expense	—	—	—	—	—	82	—	—
General and administrative expense	—	—	—	—	—	8	1	—
Total expenses	—	—	139	—	1	90	1	—
Pretax segment income (loss)	1	(5)	(139)	3	1	23	(1)	11
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	23	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(5)	$(139)	$3	$1	$—	$(1)	$11

Included in Operating Earnings

	Annuities	Protection		Consolidated
	Market	Life Insurance
	Impacts	Assumption	Auto & Home	Tax
(in millions, unaudited)	to DAC/DSIC (7)	Change (8)	Reserves (9)	Benefit (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(28)	57	—
Amortization of deferred acquisition costs	(5)	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(6)	(28)	57	—
Pretax operating earnings	$6	$28	$(57)	$—
Tax benefit				$26

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$168 million net expense related to hedged variable annuity benefits

$29 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$2 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)        Life insurance reserve reduction resulting from an assumption change

(9)        Reserve strengthening primarily in auto line

(10)   Dividends received deduction benefit

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(15)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	(8)	—	(1)	—	2	—	(31)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	9	56	—	—
Total revenues	(1)	(8)	—	(1)	9	43	—	(31)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	(8)	—	(1)	9	43	—	(31)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	4	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(2)	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	7	—	6	—	—	—
Interest and debt expense	—	—	—	—	—	68	—	—
General and administrative expense	—	—	—	—	—	20	3	—
Total expenses	—	—	5	—	10	88	3	—
Pretax segment income (loss)	(1)	(8)	(5)	(1)	(1)	(45)	(3)	(31)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(45)	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(8)	$(5)	$(1)	$(1)	$—	$(3)	$(31)

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Market	Valuation	Long Term	Life Reinsurance
	Impacts	Assumptions &	Impacts	Assumptions &	Care	Premium
(in millions, unaudited)	to DAC/DSIC (7)	Model Changes (8)	to DAC/DSIC (7)	Model Changes (8)	Reserves (9)	Correction (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	(3)	—	(4)
Other revenues	—	—	—	(5)	—	(9)
Total revenues	—	—	—	(8)	—	(13)
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	(8)	—	(13)

Expenses
Distribution expenses	—	—	—	—	—	(2)
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	6	(61)	—	6	(13)	—
Amortization of deferred acquisition costs	23	(5)	2	10	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Operating expenses	29	(66)	2	16	(13)	(2)
Pretax operating earnings	$(29)	$66	$(2)	$(24)	$13	$(11)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$4 million net benefit related to hedged variable annuity benefits

$9 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$4 million net expense related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$9 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)        Net pretax impact of model changes and the annual review/updating of valuation assumptions

(9)        Reserve release related to our closed block of long term care insurance

(10)   Accrual established for ceded reinsurance

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2015

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on			Market Impact
	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(15)	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	3	—	2	—	54	—	(1)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	102	—	—
Total revenues	3	—	2	—	141	—	(1)
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	3	—	2	—	141	—	(1)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(4)	—	—	—
Benefits, claims, losses and settlement expenses	—	40	—	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	(1)	—	—	—
Interest and debt expense	—	—	—	—	59	—	—
General and administrative expense	—	—	—	—	21	1	—
Total expenses	—	36	—	(5)	80	1	—
Pretax segment income (loss)	3	(36)	2	5	61	(1)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	61	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$3	$(36)	$2	$5	$—	$(1)	$(1)

Included in Operating Earnings

	Annuities		Protection
	Market			Auto & Home
	Impacts	Variable Annuity	Long Term Care	Catastrophe
(in millions, unaudited)	to DAC/DSIC (7)	Product Changes (8)	Reserves (9)	Losses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	1	(2)	(18)	48
Amortization of deferred acquisition costs	4	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	5	(2)	(18)	48
Pretax operating earnings	$(5)	$2	$18	$(48)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$39 million net expense related to hedged variable annuity benefits

$3 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$4 million net benefit related to hedged indexed universal life benefits

$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)        Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(9)        Reserve release related to our closed block of long term care insurance

(10)   Total auto and home catastrophe losses for the quarter, which were $25 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—	—
Net investment income	(1)	7	—	4	—	105
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	(4)	58
Total revenues	(1)	7	—	4	(4)	149
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(1)	7	—	4	(4)	149

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	5	—
Benefits, claims, losses and settlement expenses	—	—	38	—	—	—
Amortization of deferred acquisition costs	—	—	(4)	—	(3)	—
Interest and debt expense	—	—	—	—	—	53
General and administrative expense	—	—	—	—	—	10
Total expenses	—	—	34	—	2	63
Pretax segment income (loss)	(1)	7	(34)	4	(6)	86
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	86
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$7	$(34)	$4	$(6)	$—

Included in Operating Earnings

	Annuities		Protection
	Market		Market		Disability Insurance	Auto & Home
	Impacts	Variable Annuity	Impacts	Long Term Care	Discount Rate	Weather-Related
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	to DAC/DSIC (5)	Reserves (7)	Change (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(3)	—	32	(7)	12
Amortization of deferred acquisition costs	(8)	1	(1)	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Operating expenses	(10)	(2)	(1)	32	(7)	12
Pretax operating earnings	$10	$2	$1	$(32)	$7	$(12)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$39 million net expense related to hedged variable annuity benefits

$5 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$5 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)        Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)        Reserve increase related to our closed block of long term care insurance

(8)        Favorable impact from a change in the discount rate for disability insurance products

(9)        Auto and home weather-related losses, includes $4 million related to 2014 catastrophe losses

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2016

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2016

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	1 Qtr 2016	2015	2016
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,612	$1,653	$1,630	$1,562	$1,533	$1,612	$1,533
Less income (loss) from discontinued operations, net of tax (last twelve months)	(1)	(1)	(1)	—	—	(1)	—
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,613	1,654	1,631	1,562	1,533	1,613	1,533
Less adjustments (1)	(54)	(39)	(84)	(154)	(149)	(54)	(149)
Operating earnings (last twelve months)	$1,667	$1,693	$1,715	$1,716	$1,682	$1,667	$1,682

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$8,270	$8,176	$8,017	$7,808	$7,602	$8,270	$7,602
Less AOCI, net of tax (five point quarter end average)	755	706	615	516	472	755	472
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,515	7,470	7,402	7,292	7,130	7,515	7,130
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	300	280	250	216	170	300	170
Operating equity (five point quarter end average)	$7,215	$7,190	$7,152	$7,076	$6,960	$7,215	$6,960

Return on equity excluding AOCI	21.5%	22.1%	22.0%	21.4%	21.5%	21.5%	21.5%
Operating return on equity excluding AOCI	23.1%	23.5%	24.0%	24.3%	24.2%	23.1%	24.2%

Effective Tax Rate
Pretax income	$618	$615	$463	$446	$475	$618	$475
Less pretax income (loss) attributable to noncontrolling interests	86	61	(45)	23	—	86	—
Pretax income excluding noncontrolling interests	532	554	508	423	475	532	475
Less adjustments (2)	(30)	(28)	(50)	(129)	(22)	(30)	(22)
Pretax operating earnings	$562	$582	$558	$552	$497	$562	$497

Income tax provision	$139	$139	$111	$66	$111	$139	$111
Operating income tax provision	$150	$148	$129	$111	$119	$150	$119

Effective tax rate	22.5%	22.6%	24.1%	14.8%	23.3%	22.5%	23.3%
Effective tax rate excluding noncontrolling interests	26.1%	25.1%	21.9%	15.6%	23.3%	26.1%	23.3%
Operating effective tax rate	26.7%	25.4%	23.1%	20.1%	23.9%	26.7%	23.9%

(1)

Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35%.

(2)

Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2016

(in millions unless otherwise noted, unaudited)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Long-term Debt Summary
Senior notes	$2,700	$2,700	$2,700	$2,350	$2,350
Junior subordinated notes	294	294	253	245	229
Capital lease obligations	—	—	—	60	58
Fair value of hedges, unamortized discount and debt issuance costs	55	45	50	37	46
Total Ameriprise Financial long-term debt	3,049	3,039	3,003	2,692	2,683
Less fair value of hedges, unamortized discount and debt issuance costs	55	45	50	37	46
Less capital lease obligations	—	—	—	60	58
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,994	$2,994	$2,953	$2,595	$2,579

Equity Summary
Total equity	$9,259	$8,996	$8,821	$8,405	$7,093
Less noncontrolling interests	1,064	1,121	1,192	1,188	—
Total Ameriprise Financial shareholders’ equity	8,195	7,875	7,629	7,217	7,093
Less equity of consolidated investment entities	266	243	162	131	1
Total Ameriprise Financial shareholders’ equity excluding CIEs	$7,929	$7,632	$7,467	$7,086	$7,092

Capital Summary
Total Ameriprise Financial long-term debt	$3,049	$3,039	$3,003	$2,692	$2,683
Total Ameriprise Financial shareholders’ equity	8,195	7,875	7,629	7,217	7,093
Total Ameriprise Financial capital	11,244	10,914	10,632	9,909	9,776
Less equity of consolidated investment entities	266	243	162	131	1
Less fair value of hedges, unamortized discount and debt issuance costs	55	45	50	37	46
Less capital lease obligations	—	—	—	60	58
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$10,923	$10,626	$10,420	$9,681	$9,671

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.1%	27.8%	28.2%	27.2%	27.4%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	27.4%	28.2%	28.3%	26.8%	26.7%

Ameriprise Financial shareholders’ equity	$8,195	$7,875	$7,629	$7,217	$7,093
AOCI	704	500	461	253	442
Appropriated retained earnings of CIEs	279	257	174	137	—
AOCI attributable to CIEs	(13)	(14)	(12)	(6)	1

Ameriprise Financial shareholders’ equity	$8,195	$7,875	$7,629	$7,217	$7,093
Less AOCI	704	500	461	253	442
Ameriprise Financial shareholders’ equity excluding AOCI	$7,491	$7,375	$7,168	$6,964	$6,651

Ameriprise Financial shareholders’ equity	$8,195	$7,875	$7,629	$7,217	$7,093
Less appropriated retained earnings of CIEs	279	257	174	137	—
Less AOCI	704	500	461	253	442
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,212	$7,118	$6,994	$6,827	$6,651